UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

January 10, 2008

Jamba, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32552	20-2122262
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6475 Christie Avenue, Suite 150, Emeryville, California 94608

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(510) 596-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On January 10, 2008, Jamba, Inc. (the “Company”) issued a press release announcing the Company’s preliminary revenue results for its 11-week fiscal fourth quarter and 51-week fiscal year ended January 1, 2008. A full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated January 10, 2008 regarding the Company’s preliminary revenue results for its 11-week fiscal fourth quarter and 51-week fiscal year ended January 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMBA, INC.

Date: January 10, 2008	By:	/s/ Donald D. Breen
		Name:	Donald D. Breen
		Title:	Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated January 10, 2008 regarding the Company’s preliminary revenue results for its 11-week fiscal fourth quarter and 51-week fiscal year ended January 1, 2008.